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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 31, 2002
                                                   ----------------


                            The Lamson & Sessions Co.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



              Ohio                     1-313                    34-0349210
-----------------------------      ---------------         ---------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)


25701 Science Park Drive, Cleveland, Ohio                        44122-7313
--------------------------------------------               ---------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (216) 464-3400
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 9. REGULATION FD DISCLOSURE

     On October 31, 2002, in connection with the filing of the Form 10-Q of The Lamson & Sessions Co. (the "Company") for the period ended September 28, 2002 (the "Report"), John B. Schulze, the Chief Executive Officer, and James J. Abel, the Chief Financial Officer, of the Company, each certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       THE LAMSON & SESSIONS CO.



                                       By: /s/ James J. Abel
                                           -------------------------------------
                                           James J. Abel
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer


Date:  October 31, 2002